Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this report of QEP Midstream Partners, LP (the Partnership) on Form 10-K for the period ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the Report), Charles B. Stanley, Chairman, President and Chief Executive Officer of the QEP Midstream Partners GP, LLC, the general partner of the Partnership, and Richard J. Doleshek, Executive Vice President, Chief Financial Officer, and Treasurer of QEP Midstream Partners GP, LLC, the general partner of the Partnership, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

QEP MIDSTREAM PARTNERS, LP
(Registrant)

By: QEP MIDSTREAM PARTNERS GP, LLC
(its General Partner)

March 20, 2014	/s/ Charles B. Stanley
Charles B. Stanley
Chairman, President and Chief Executive Officer
of QEP Midstream Partners GP, LLC
(the general partner of QEP Midstream Partners, LP)

March 20, 2014	/s/ Richard J. Doleshek
Richard J. Doleshek
Executive Vice President, Chief Financial Officer,
and Treasurer of QEP Midstream Partners GP, LLC
(the general partner of QEP Midstream Partners, LP)

This certification accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of QEP Midstream Partners, LP under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Report), except to the extent that QEP Midstream Partners, LP specifically incorporates it by reference. A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.